TRADE AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2019
Trade And Other Current Receivables [Abstract]
Schedule of trade and other receivables

	As at December 31,
	2018	2019
	Thousand US$	Thousand US$
Trade receivables (Note a)	7,939	4,112
Deposit (Note b)	1,072	320
Receivable due from third parties (Note c)	6,605	3,483
Allowance for expected credit losses (Note e)	(1,856)	(1,298)
Financial assets	13,760	6,617
Value-added tax recoverable	1,053	1,055
Prepaid assets and prepayment	4,915	3,770
Receivable due from staff	40	—
Others	2,093	1,451
Allowance for expected credit losses (Note d)	(1,326)	(2,056)
Non-financial assets	6,775	4,220
Trade and other receivables	20,535	10,837

All amounts are short-term. The net carrying value of trade receivables is considered a reasonable approximation of fair value.

Note:

(a)

The balance as of December 31, 2018 and 2019 mainly includes the receivables from the power company for electricity revenue collection. The decreasing number of trade receivable is mainly caused by the lost control of subsidiaries in Uruguay and disposal of subsidiary in Greece which is reclassified as held for sale.

(b)

The balance as of December 31, 2018 mainly includes the EPC deposit in Canada which was returned during 2019. The balance as of December 31, 2019 mainly includes the deposit due from the office of legal affairs in Japan.

(c)

The balance as of December 31, 2018 and 2019 mainly includes debt investment to third parties. The decreasing number of third-party receivables is mainly caused by the lost control of subsidiaries in Uruguay.

(d)

The balance as of December 31, 2018 and 2019 mainly includes an amount receivable due from a third party to the Company of approximately US$1.1 million (equivalent to EUR1.0 million), which was incurred in 2012, claim against two third party contractors who failed to construct a solar park for one subsidiary of the Company, who delivered solar modules and made prepayment already. A settlement agreement was made in September 2012, however the two contractors failed to repay after made the first repayment of total three installments. The Company is negotiating for another settlement agreement and based on the recent communications among the Company and two contractors, management concluded to make full provision for doubtful receivables in the amount of US$1.1 million in 2015. The increase of allowance in 2019 is mainly due to the fully recognised allowance of a prepayment of $0.8M to Lafamir, which was prepaid for the joint development agreement on solar park project signed by the Company and Lafamir in previous years. The Company filed a lawsuit to ask for the amount, due to the uncertain repayment, the Company had been fully recognized allowance the increase of expected credit losses on an individual basis.

(e)	Refer to Note 36 for a detailed analysis of how the impairment requirements of IFRS 9 are applied.

Schedule of movements in the allowance for doubtful debts of trade and other receivables

	At December 31,
	2018	2019
	Thousand US$	Thousand US$
Balance at beginning of year	1,403	3,182
Effect of IFRS 9 as at January 1, 2018	1,044	—
Adjustment from the adoption of IFRS 9	2,447	3,182
Provisions recognized on receivables	811	976
Write off	—	(919)
Exchange difference	(76)	115
Balance at end of the year	3,182	3,354